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                                                                  Exhibit 10(s)

                                LETTER AGREEMENT




Dear                        ,
     -----------------------

This letter confirms our agreement concerning your benefits under the Humana Officer's Target Retirement Plan ("Plan").

It is agreed that upon your retirement your Average Participating Compensation (as defined in Article 2.02), will be calculated using the greater of (i) the three highest years in effect as of the date of this letter or (ii) the three highest years of any five years (including one or more of the five years prior to the date hereof) preceding your date of retirement. In all other respects, your benefits continue to be in accordance with the Plan.

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ACCEPTED:                                                  APPROVED:



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PARTICIPANT                                                ARTHUR P. HIPWELL
                                                           SENIOR VICE PRESIDENT AND
                                                           ASSOCIATE GENERAL COUNSEL
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